Exhibit 10.20

PEERY/ARRILLAGA JOINT VENTURE

Sent Via Email: Rebecca.jorgenson@synopsys.com
Original By Certified Mail

April 25, 2006

To:
Synopsys, Inc.
Rebecca Jorgenson
700 E. Middlefield Rd.
Mountain View, CA 94039

RE:
NOTIFICATION OF CHANGE OR OWNERSHIP OF LEASED PREMISES—EFFECTIVE APRIL 25, 2006

        Tenant is hereby notified and advised that, effective as of April 25, 2006 (the "Transfer Date"), SILICON VALLEY CA-I, LLC, a Delaware limited liability company (the "Purchaser") has purchased and acquired from Peery/Arrillaga Joint Venture (the "Seller"), all of Seller's right, title and interest in and to the leased premises consisting of 104,170 square feet, which is located within the property commonly known as Maude 5 (the "Property"), including, without limitation, all of Seller's right, title and interest as the "Landlord," "Lessor" and "Owner" arising from and after the Transfer Date in connection with all lease agreements and, if any, amendments thereto, with respect to the Property. In connection with Purchaser's acquisition of the Property, Seller has assigned to Purchaser, the following items to the extent delivered to Seller by tenants of the Property: the net balance of security deposits, all letters of credit, all promissory notes (excluding notes for deferred rental amounts and/or reimbursement costs for tenant improvements, if any), all lease guaranties, and any unapplied amounts of prepaid rent. Effective as of the Transfer Date, Purchaser has assumed all of the obligations of Seller arising under the Lease from and after the Transfer Date.

        Tenant is further advised that, if Tenant has unpaid amounts outstanding and due Seller with regard to periods prior to the Transfer Dates and/or outstanding amounts due to Seller under any notes for deferred rental amounts and/or reimbursement costs for tenant improvements (whether due for periods prior to or after the Transfer Date), if any, said payments are to be submitted directly to Seller and any questions regarding said payments due are to be directed to Seller. Seller will complete and submit to Tenant, with a copy to Purchaser, Seller's final reconciliation of Tenant's account within 120 days following the Transfer Date. If said reconciliation reflects any amounts due to Tenant, Seller will include a check for said amount due Tenant with said final reconciliation; if any amounts are due Seller as reflected on said final reconciliation, Tenant is to issue payment for any such amount so due directly to Seller. Any questions related to said amounts due or credits from the Seller are to be directed to the Seller.

        In connection with this transfer, please note that the property manager for the Property is RREEF Management Company located at the following address, and copies of all future notices to the "Landlord" or "Lessor" under Tenant's lease should be sent to:

    RREEF Management Company
    ATTN: Jim Ida, VP, District Manager
    1310 Tully Road, Suite 110
    San Jose, CA 95122

        Also note that all payments of rent with accruing with respect to the periods from and after the Transfer Date should be made payable to Silicon Valley CA-I, LLC and mailed to the following lockbox account address:

    Maude - 5
    Acct - 4121317424
    Dept 2081
    P 0 Box 39000
    San Francisco, Calif. 94139

        Except as expressly set forth herein, the Lease shall remain in full force and effect in accordance with its terms and provisions.

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SELLER:	SELLER #1 (JOHN ARRILLAGA SURVIVOR'S TRUST AND RICHARD T. PEERY SEPARATE PROPERTY TRUST)

JOHN ARRILLAGA SURVIVOR'S TRUST

	By:	/s/ John Arrillaga John Arrillaga, Trustee under Trust Agreement Dated 7/20/77 (John Arrillaga Survivor's Trust)

	Date of Execution:	April 25, 2006

RICHARD T. PEERY SEPARATE PROPERTY TRUST

	By:	/s/ Richard T. Peery Richard T. Peery, Trustee under Trust Agreement Dated 7/20/77 (Richard T. Peery Separate Property Trust)

	Date of Execution:	April 25, 2006

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        By execution hereunder, Purchaser joins in delivery of this notice to acknowledge the transfer identified herein.

PURCHASER:	SILICON VALLEY CA-I, LLC, a Delaware limited liability company

	By:	RREEF America REIT III Corp GG-QRS a Maryland corporation its sole member and manager

		By:	/s/ James N. Carbone
		Name:	James N. Carbone
		Title:	Authorized Representative